Exhibit 10.3


                       AMENDMENT TO STOCK ESCROW AGREEMENT

     AMENDMENT TO STOCK ESCROW AGREEMENT, dated as of April 7, 2005 ("Amendment"), by and among COASTAL BANCSHARES ACQUISITION CORP., a Delaware corporation ("Company"), CARY M. GROSSMAN, COASTAL ACQUISITION, LLC, W. DONALD BRUNSON, SCOTT CLINGAN, JEFFREY P. SANGALIS, and FRED S. ZEIDMAN (collectively "Initial Stockholders"), LAWRENCE FISHER ("Fisher") and CONTINENTAL STOCK TRANSFER & TRUST COMPANY ("Escrow Agent").

     WHEREAS, the Company, the Initial Stockholders and the Escrow Agent have previously entered into a Stock Escrow Agreement, dated February 18, 2005 (the "Stock Escrow Agreement"), pursuant to which the Initial Stockholders agreed as a condition of the sale of the units in the Company's initial public offering, to deposit their shares of common stock of the Company, as set forth opposite their respective names in Exhibit A attached thereto (collectively "Escrow Shares");

     WHEREAS, Fred S. Zeidman has resigned as a member of the Board of Directors of the Company, effective of even date herewith, and agreed to forfeit his ownership of the Escrow Shares;

     WHEREAS, Fisher has been elected by the Board of Directors of the Company to fill the vacancy created by the resignation of Zeidman and Fisher has accepted and agreed to serve as a member of the Board of Directors of the Company;

     WHEREAS, the Company has agreed to grant 40,000 restricted shares of common stock of the Company to Fisher (the "Restricted Stock");

     WHEREAS, I-Bankers Securities Incorporated and Newbridge Securities Corporation, the representatives of the underwriters in the Company's initial public offering, have consented to the resignation of Fred S. Zeidman, the election of Fisher and the issuance of the Restricted Stock;

     WHEREAS, the Company, the Initial Stockholders, Fisher and the Escrow Agent hereby agree to amend the Escrow Agreement as follows:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Stock Escrow Agreement.

2. Acceptance of Stock Escrow Agreement. Fisher does hereby accept and agree to be bound by all of the terms and conditions of the Stock Escrow Agreement.

3. Amendment of Exhibit A. Exhibit A to the Stock Escrow Agreement is hereby amended to reflect (i) the removal of Zeidman as an Initial Stockholder,
     (ii) the admission of Fisher as an Initial Stockholder and (iii) the issuance of 40,000 restricted shares of common stock to Fisher.

4. Ratification of the Registration Rights Agreement. Except as specified hereinabove, all other terms and provisions of the Stock Escrow Agreement shall remain unchanged and are hereby ratified and confirmed.

5. Facsimile; Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page.

6. Headings. The titles to the sections of this Amendment are solely for the convenience of the parties and shall not be used to explain, modify aid in the interpretation of the provisions of this Amendment.

WITNESS the execution of this Agreement as of the date first above written.


                                     COASTAL BANCSHARES ACQUISITION CORP.



                                     By:  /s/ Cary M. Grossman
                                          ------------------------------
                                          Cary M. Grossman
                                          Co-Chief Executive Officer


                                     INITIAL STOCKHOLDERS:


                                          /s/ Cary M. Grossman
                                          ------------------------------
                                          Cary M. Grossman


                                          /s/ Cary M. Grossman
                                          ------------------------------
                                          Coastal Acquisition, LLC
                                          By:  Cary M. Grossman, Manager


                                          /s/ W. Donald Brunson
                                          ------------------------------
                                          W. Donald Brunson


                                          /s/ Scott Clingan
                                          ------------------------------
                                          Scott Clingan


                                          /s/ Jeffrey P. Sangalis
                                          ------------------------------
                                          Jeffrey P. Sangalis


                                          /s/ Fred S. Zeidman
                                          ------------------------------
                                          Fred S. Zeidman


                                     FISHER:

                                          /s/ Lawrence Fisher
                                          ------------------------------
                                          Lawrence Fisher

                                     CONTINENTAL STOCK TRANSFER & TRUST
                                     COMPANY


                                          By:  /s/ Steven Nelson
                                               --------------------------
                                          Name:    Steven Nelson
                                          Title:   President


                                                        EXHIBIT A

----------------------------------------------------------------------------------------------------------------------
Name and Address of Initial Stockholder            Number of Shares                   Stock Certificate Number
----------------------------------------------------------------------------------------------------------------------

Cary M. Grossman                                        282,500                                   1
9821 Katy Freeway, Suite 500, Houston,
Texas 77024.

----------------------------------------------------------------------------------------------------------------------

Coastal Acquisition, LLC                                300,000                                   2
9821 Katy Freeway, Suite 500, Houston,
Texas 77024.

----------------------------------------------------------------------------------------------------------------------

W. Donald Brunson                                       242,500                                   3
American Prudential Capital, Inc.
13100 Northwest Frwy., Suite 300
Houston, Texas 77040

----------------------------------------------------------------------------------------------------------------------

Scott Clingan                                            85,000                                   4
9821 Katy Freeway, Suite 500
Houston, Texas 77024

----------------------------------------------------------------------------------------------------------------------

Lawrence Fisher                                         40,000                                    7
12 East 64th Street
New York, NY 10021

----------------------------------------------------------------------------------------------------------------------

Jeffrey P. Sangalis                                     50,000                                    6
RSTW Partners
5847 San Felipe, Suite 4350
Houston, TX  77057

----------------------------------------------------------------------------------------------------------------------
